EXHIBIT 21.1
LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation	Percentage Owned Directly or Indirectly by Belden Inc.
BDX Mexico Holdings S. de R.L de C.V.	(Organized in Mexico)	100%
Belden 1993 LLC	(Organized in Delaware)	100%
Belden AB	(Incorporated in Sweden)	100%
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)	100%
Belden Asia (Thailand) Company Limited	(Incorporated in Thailand)	100%
Belden Australia Pty Ltd.	(Incorporated in Australia)	100%
Belden Canada Finance 1 ULC	(Organized in Canada)	100%
Belden Canada Finance 2 ULC	(Organized in Canada)	100%
Belden Canada Finance 2013 LP	(Canadian Limited Partnership)	100%
Belden Canada Holding B.V.	(Incorporated in the Netherlands)	100%
Belden Canada ULC	(Organized in Canada)	100%
Belden CDT European Shared Services B.V.	(Incorporated in the Netherlands)	100%
Belden CDT International Inc.	(Incorporated in Delaware)	100%
Belden Cekan A/S	(Incorporated in Denmark)	100%
Belden Cyprus Limited	(Organized in Cyprus)	100%
Belden Commercial Services B.V.	(Incorporated in the Netherlands)	100%
Belden de Sonora S.A. de C.V.	(Incorporated in Mexico)	100%
Belden Deutschland GmbH	(Incorporated in Germany)	100%
Belden Deutschland Holding GmbH	(Incorporated in Germany)	100%
Belden-Duna Kabel Kft	(Incorporated in Hungary)	100%
Belden Electronics Argentina S.A.	(Incorporated in Argentina)	100%
Belden Electronics GmbH	(Incorporated in Germany)	100%
Belden Electronics, S.A. de C.V.	(Incorporated in Mexico)	100%
Belden Europe B.V.	(Incorporated in the Netherlands)	100%
Belden Finance 2013 LP	(Delaware Limited Partnership)	100%
Belden Finance 2016 LLC	(Organized in Delaware)	100%
Belden France SAS	(Incorporated in France)	100%
Belden Global LP	(Delaware Limited Partnership)	100%
Belden Global Holdings, B.V.	(Incorporated in the Netherlands)	100%
Belden Hirschmann Industries (Suzhou) Limited	(Incorporated in China)	100%
Belden Hirschmann Networking System Trading (Shanghai) Co. Ltd.	(Incorporated in China)	100%
Belden Holdings, Inc.	(Organized in Delaware)	100%
Belden Iberia SL	(Incorporated in Spain)	100%
Belden India Private Limited	(Incorporated in India)	100%
Belden International Holdings B.V.	(Incorporated in the Netherlands)	100%
Belden Ireland Finance DAC	(Organized in Ireland)	100%
Belden Italia SRL	(Incorporated in Italy)	100%
Belden LRC Mexico S. de R.L. de C.V.	(Incorporated in Mexico)	100%
Belden Lux Holdings S.a.r.l.	(Organized in Luxembourg)	100%

Entity	Country/State of Incorporation	Percentage Owned Directly or Indirectly by Belden Inc.
Belden Luxembourg S.a.r.l.	(Organized in Luxembourg)	100%
Belden Mexico Enterprises Limited	(Organized in United Kingdom)	100%
Belden Netherlands B.V.	(Incorporated in the Netherlands)	100%
Belden Poliron Industria E Comercio De Cabos Especiais Ltda.	(Incorporated in the Brazil)	100%
Belden Signal Solutions B.V.	(Incorporated in the Netherlands)	100%
Belden Singapore Private Limited	(Incorporated in Singapore)	100%
Belden Solutions Asia Limited	(Incorporated in Hong Kong)	100%
Belden Solutions B.V.	(Incorporated in the Netherlands)	100%
Belden Technologies Co., Limited	(Incorporated in Japan)	100%
Belden Technologies, LLC	(Organized in Delaware)	100%
Belden Technologies Ireland DAC	(Organized in Ireland)	100%
Belden Technologies Peru S.r.l.	(Incorporated in Peru)	100%
Belden UK Holdings Limited	(Incorporated in the United Kingdom)	100%
Belden UK Limited	(Incorporated in the United Kingdom)	100%
Belden Wire & Cable B.V.	(Incorporated in the Netherlands)	100%
Belden Wire & Cable Company LLC	(Organized in Delaware)	100%
BiBiXi Communications System (Suzhou) Co., Ltd.	(Incorporated in China)	100%
CDT International Holdings LLC	(Organized in Delaware)	100%
Coast Wire & Plastic Tech, LLC	(Organized in Delaware)	100%
GarrettCom Europe Ltd.	(Incorporated in the United Kingdom)	100%
GarrettCom, Inc.	(Incorporated in California)	100%
GarrettCom India Private Ltd.	(Incorporated in India)	49%
GlobalBlue Networks Inc.	(Incorporated in Canada)	100%
Hirschmann Automation & Control GmbH	(Incorporated in Germany)	100%
Hirschmann Automation & Control Kabushiki Kaisha	(Incorporated in Japan)	100%
Hirschmann Electronics GmbH	(Incorporated in Germany)	100%
ITC Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)	100%
Kajola-Kristada Limited	(Incorporated in St. Kitts and Nevis)	100%
Lukram SRO	(Incorporated in Czech Republic)	100%
Miniflex, Inc.	(Incorporated in Delaware)	100%
nCircle Canada Corp	(Incorporated in Canada)	100%
Opterna Am, Inc.	(Incorporated in Delaware)	100%
Opterna Europe Limited	(Incorporated in the United Kingdom)	100%
Opterna International Corp.	(Incorporated in Delaware)	100%
Opterna Middle East FZCO	(Organized in the U.A.E.)	100%
Opterna Technologies Private Limited	(Organized in India)	100%
Opterna Telecommunications Trading L.L.C.	(Organized in the U.A.E.)	49%
Opterna Trading	(Organized in China)	100%
Noslo Limited	(Incorporated in the United Kingdom)	100%
PPC Broadband Fiber Ltd.	(Incorporated in the United Kingdom)	100%
PPC Broadband, Inc.	(Incorporated in Delaware)	100%

Entity	Country/State of Incorporation	Percentage Owned Directly or Indirectly by Belden Inc.
PPC Broadband India Private Limited	(Incorporated in India)	100%
PPC Broadband Ltd.	(Incorporated in the United Kingdom)	100%
PPC Germany GmbH	(Incorporated in Germany)	100%
PPC Technologies India Private Limited	(Incorporated in India)	100%
ProLinx Comunicacao Industria LTDA	(Incorporated in Brazil)	100%
ProSoft Technology (Asia Pacific) Sendirian Berhad	(Incorporated in Malaysia)	100%
ProSoft Technology SAS	(Incorporated in France)	100%
ProSoft Technology, Inc.	(Incorporated in California)	100%
Shanghai Hite-Belden Network Technology Co., Ltd.	(Incorporated in China)	51%
Societe Opterna Africa	(Incorporated in Tunisia)	74%
St. Kitts Technology Limited	(Incorporated in St. Kitts and Nevis)	100%
Thinklogical, LLC	(Organized in Delaware)	100%
Thinklogical Holdings, LLC	(Organized in Delaware)	100%
Thinklogical International, LLC	(Incorporated in Delaware)	100%
Thinklogical Real Estate, LLC	(Organized in Delaware)	100%
Tripwire, Inc.	(Incorporated in Delaware)	100%
Tripwire International, Inc.	(Incorporated in Delaware)	100%
Tripwire Japan KK	(Incorporated in Japan)	100%
VIA Holdings I, Inc.	(Incorporated in Delaware)	100%
VIA Holdings II, Inc.	(Incorporated in Delaware)	100%